Exhibit 99.1
                                  ------------
                 Computational Materials and/or ABS Term Sheets



CWABS 2005-AB1

Assumptions
-----------
12-mo Recovery Lag.
Trigger Failing.
Run to Maturity.
100% Servicer Advance.
Defaults on Top of Prepayment.

           M5
                             ------------------------------------------------------------------------------------------------------
                             Forward LIBOR                                       Forward LIBOR + 200bp
                             ------------------------------------------------------------------------------------------------------
                              Break CDR       Collat Cum Loss           WAL       Break CDR        Collat Cum Loss           WAL
-----------------------------------------------------------------------------------------------------------------------------------
40% Severity        100% PPC        8.08       89,865,514.57 (7.49%)    11.16            4.45      52,519,337.71 (4.38%)      9.81
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        8.43     157,406,244.37 (13.12%)    15.09            4.18      91,079,767.82 (7.59%)     17.81
-----------------------------------------------------------------------------------------------------------------------------------
50% Severity        100% PPC        6.44       91,899,631.42 (7.66%)    11.55            3.55      53,175,207.93 (4.43%)      9.89
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        6.73     166,423,084.65 (13.87%)    16.08            3.33      93,771,998.35 (7.81%)     18.45
-----------------------------------------------------------------------------------------------------------------------------------
60% Severity        100% PPC        5.35       93,256,619.02 (7.77%)    11.76            2.95      53,574,086.79 (4.46%)      9.95
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        5.61     173,257,262.94 (14.44%)    16.66            2.77      95,736,508.26 (7.98%)     18.84
-----------------------------------------------------------------------------------------------------------------------------------

           M6
                             ------------------------------------------------------------------------------------------------------
                             Forward LIBOR                                       Forward LIBOR + 200bp
                             ------------------------------------------------------------------------------------------------------
                              Break CDR       Collat Cum Loss           WAL       Break CDR        Collat Cum Loss           WAL
-----------------------------------------------------------------------------------------------------------------------------------
40% Severity        100% PPC        6.84       77,585,272.21 (6.47%)    10.68            3.12      37,663,808.23 (3.14%)      9.45
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        7.25     140,863,270.89 (11.74%)    15.84            2.93      67,075,766.32 (5.59%)     18.82
-----------------------------------------------------------------------------------------------------------------------------------
50% Severity        100% PPC        5.46       79,168,368.85 (6.60%)    10.87            2.50      38,131,031.86 (3.18%)      9.48
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        5.80     148,247,225.78 (12.35%)    16.67            2.33      68,331,903.39 (5.69%)     19.33
-----------------------------------------------------------------------------------------------------------------------------------
60% Severity        100% PPC        4.54       80,207,527.17 (6.68%)    11.00            2.08      38,350,510.44 (3.20%)      9.53
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        4.83     153,522,453.93 (12.79%)    17.32            1.95      69,720,080.28 (5.81%)     19.53
-----------------------------------------------------------------------------------------------------------------------------------

           M7
                             ------------------------------------------------------------------------------------------------------
                             Forward LIBOR                                       Forward LIBOR + 200bp
                             ------------------------------------------------------------------------------------------------------
                              Break CDR       Collat Cum Loss           WAL       Break CDR        Collat Cum Loss           WAL
-----------------------------------------------------------------------------------------------------------------------------------
40% Severity        100% PPC        5.51       63,862,228.99 (5.32%)    10.07            1.70      21,036,462.25 (1.75%)      9.60
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        5.97     121,329,052.33 (10.11%)    16.64            1.54      37,351,555.81 (3.11%)     19.95
-----------------------------------------------------------------------------------------------------------------------------------
50% Severity        100% PPC        4.40       64,930,351.46 (5.41%)    10.21            1.36      21,163,741.91 (1.76%)      9.67
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        4.78     126,849,370.16 (10.57%)    17.37            1.23      37,790,274.46 (3.15%)     20.21
-----------------------------------------------------------------------------------------------------------------------------------
60% Severity        100% PPC        3.67       65,794,326.67 (5.48%)    10.26            1.14      21,371,955.12 (1.78%)      9.68
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        3.98     130,656,993.25 (10.89%)    17.97            1.03      38,304,683.86 (3.19%)     20.28
-----------------------------------------------------------------------------------------------------------------------------------

            B
                             ------------------------------------------------------------------------------------------------------
                             Forward LIBOR                                       Forward LIBOR + 200bp
                             ------------------------------------------------------------------------------------------------------
                              Break CDR       Collat Cum Loss           WAL       Break CDR        Collat Cum Loss           WAL
-----------------------------------------------------------------------------------------------------------------------------------
40% Severity        100% PPC        4.09       48,536,646.89 (4.04%)     9.42            0.08       1,019,198.39 (0.08%)      9.95
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        4.51       96,726,602.44 (8.06%)    17.60            0.08       2,068,957.23 (0.17%)     21.16
-----------------------------------------------------------------------------------------------------------------------------------
50% Severity        100% PPC        3.27       49,186,894.92 (4.10%)     9.51            0.06         955,847.70 (0.08%)      9.96
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        3.62      100,428,089.89 (8.37%)    18.14            0.06       1,941,364.60 (0.16%)     21.22
-----------------------------------------------------------------------------------------------------------------------------------
60% Severity        100% PPC        2.72       49,563,198.28 (4.13%)     9.55            0.05         956,022.32 (0.08%)      9.96
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        3.01      102,651,981.97 (8.55%)    18.67            0.05       1,942,185.43 (0.16%)     21.23
-----------------------------------------------------------------------------------------------------------------------------------

           MF7
                             ------------------------------------------------------------------------------------------------------
                             Forward LIBOR                                       Forward LIBOR + 200bp
                             ------------------------------------------------------------------------------------------------------
                              Break CDR       Collat Cum Loss           WAL       Break CDR        Collat Cum Loss           WAL
-----------------------------------------------------------------------------------------------------------------------------------
40% Severity        100% PPC        5.54       49,598,811.38 (8.27%)    18.35            4.51      41,684,643.31 (6.95%)     18.85
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        6.55      87,286,513.18 (14.55%)    25.10            4.72     68,817,061.78 (11.47%)     26.18
-----------------------------------------------------------------------------------------------------------------------------------
50% Severity        100% PPC        4.38       50,810,802.29 (8.47%)    19.03            3.55      42,287,281.30 (7.05%)     19.31
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        5.27      93,416,032.55 (15.57%)    25.37            3.79     72,485,769.48 (12.08%)     26.76
-----------------------------------------------------------------------------------------------------------------------------------
60% Severity        100% PPC        3.62       51,627,878.10 (8.60%)    19.47            2.93      42,736,593.57 (7.12%)     19.65
                 ------------------------------------------------------------------------------------------------------------------
                     50% PPC        4.39      97,636,261.13 (16.27%)    26.52            3.17     75,204,702.02 (12.53%)     27.20
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